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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2004


                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)


           Missouri                       1-13437                43-17110906
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


             27500 Riverview Center Blvd., Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         On September 15, 2004, Source Interlink Companies, Inc. (the "COMPANY") entered into a letter agreement dated as of September 8, 2004, by and among the Company and those of the Company's subsidiaries named as borrowers or guarantors in that certain Loan Agreement dated as of October 30, 2003 (the "LOAN AGREEMENT") and the lenders signatory to the Loan Agreement and Hilco Capital LP (as agent for each of such lenders) (the "AGENT"). The material terms and conditions of the Loan Agreement were briefly described in the Company's Current Report on Form 8-K filed with the Commission on November 5, 2003, and such description is incorporated herein by reference. The letter agreement terminated the parties' obligations under the Loan Agreement, other than those obligations that by their terms survive the termination of the Loan Agreement and those obligations in connection with a common stock purchase warrant (the "WARRANT") issued to the Agent, the Warrantholders Rights Agreement dated as of October 30, 2003 and the Warrant Valuation Letter referenced in the Loan Agreement.

         In connection with the execution of the letter agreement, the Company agreed to pay the Agent:

               o $1,000.00 in respect of unpaid principal outstanding under the Loan Agreement;

               o $108,391.91 in respect of deferred interest and accrued and unpaid interest on such unpaid principal amount;

               o $440,000 in compensation for certain services to be performed by the Agent during the nine month period beginning December 15, 2004;

               o $6,738.48 in respect of certain expenses of the Agent and/or the lenders payable by the Company pursuant to the Loan Agreement; and

               o $20,000.00 representing a security deposit for fees and expenses of the Agent and/or the lenders payable pursuant to the Loan Agreement or the other Loan Documents not included above.

         Effective with the payment of the amounts listed above, the Agent waived its put rights and the Company waived its call rights under the Warrant. In addition, the Agent agreed to either cause the holders of those common stock purchase warrants issued in conjunction with the partial assignment by the Agent of the Warrant to waive their respective put rights or to use reasonable efforts to cause such holders to sell the shares of common stock issuable upon exercise of their respective warrants within 90 days after the date of payment of the amounts listed above.

         The consent of the Company's senior leader, Well Fargo Foothill, is required to effect the provisions of the letter agreement.

         A copy of the letter agreement is filed as Exhibit 10.43.1 to this report and is incorporated herein by reference. A copy of the Loan Agreement was filed as Exhibit 10.43 and a copy of the Warrantholders Rights Agreement was filed as Exhibit 10.42 to the Company's Current Report on Form 8-K filed with the Commission on November 5, 2003, and is incorporated herein by reference. A copy of the form of the Warrant was filed as Exhibit 4.2 to the Company's Registration Statement on Form S-3 filed with the Commission on August 30, 2004, and is incorporated herein by reference. The descriptions of the transactions contained in this report are qualified in their entirety by reference to such exhibits.


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ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                  UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The information provided in Item 1.02 above is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

10.43.1 Letter Agreement dated as of September 8, 2004, by and among Source Interlink Companies, Inc. and those of its direct and indirect subsidiaries named as borrowers or guarantors in that certain Loan Agreement dated as of October 30, 2003, (the "LOAN AGREEMENT") and the lenders signatory to the Loan Agreement and Hilco Capital LP (as agent for each of such lenders).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2004


                                                SOURCE INTERLINK COMPANIES, INC.

                                                By:  /s/ Marc Fierman
                                                   -----------------------------
                                                     Marc Fierman
                                                     Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


10.43.1 Letter Agreement dated as of September 8, 2004, by and among Source Interlink Companies, Inc. and those of its direct and indirect subsidiaries named as borrowers or guarantors in that certain Loan Agreement dated as of October 30, 2003, (the "LOAN AGREEMENT") and the lenders signatory to the Loan Agreement and Hilco Capital LP (as agent for each of such lenders).